Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Palm Valley Capital Fund

Investor Class
(Trading Symbol: PVCMX)

A Series of Series Portfolios Trust

July 28, 2020

Supplement to the Statement of Additional Information (“SAI”) dated April 30, 2020

On July 8, 2020, the Board of Trustees (the “Board”) of Series Portfolio Trust (the “Trust”) accepted the resignation of Ms. Dana L. Armour from her role as Chair and Trustee of the Trust effective as of July 8, 2020. All references to Ms. Armour are hereby removed from the Fund’s SAI.

At a meeting of the Trust’s Nominating and Governance Committee held on July 8, 2020, the Committee, which consists solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), recommended Ms. Jeanine M. Bajczyk for election as Chair and Trustee of the Trust to fill the vacancy caused by Ms. Armour’s resignation. The Board, including all of the Independent Trustees, reviewed the recommendation of the Nominating and Governance Committee, and, at a meeting of the Board on July 8, 2020, unanimously approved the appointment of Ms. Bajczyk as Chair and Trustee of the Trust.

Accordingly, the following information is added in the relevant sections of the Fund's SAI.

Effective immediately, the following information is added to the “Trustees and Executive Officers” table on page B-18:

Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held by Trustee or Nominee for Trustee During Past Five Years
Interested Trustee
Jeanine M. Bajczyk(3) (born 1965)	Chair, Trustee	Indefinite Term; Since July 2020	Senior Vice President, U.S. Bank Global Fund Services (since 2006).	1	None

(2)
As of the date of this SAI, the Trust was comprised of 9 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Bajczyk, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

The following biographical information is added to the section entitled “Information about Each Trustee’s Qualification, Experience, Attributes or Skills” on page B-21:

Jeanine Bajczyk. Ms. Bajczyk has served as a Trustee since 2020 and has experience, knowledge, and understanding of the mutual fund industry. Ms. Bajczyk currently serves as an Senior Vice President of U.S. Bank Global Fund Services, where she oversees the Regulatory Administration group and Blue Sky department. Ms. Bajczyk has served in various capacities since joining U.S. Bank Global Fund Services in 2006, and has extensive experience in the 1940 Act, securities law in general and SEC compliance and regulatory matters. In addition, Ms. Bajczyk has extensive experience in the oversight of regulatory examinations and providing support and assistance to mutual fund clients implementing new regulatory requirements. Prior to joining U.S. Bank Global Fund Services, Ms. Bajczyk was counsel at Wells Fargo Funds Management and Strong Financial Corporation.

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Please retain this supplement for your reference.